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                              Janus Adviser Series
                       Janus Adviser Flexible Income Fund

                       Supplement Dated October 17, 2002
                     to Prospectus Dated September 30, 2002
                       as Supplemented September 30, 2002

On October 17, 2002, Janus Adviser Series (the "Trust") filed an amendment to its registration statement. It is anticipated that the amendment will be effective on December 31, 2002 and, in that event, the following changes will be implemented:

1. Janus Adviser Flexible Income Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five to ten years.

2. Janus Adviser Flexible Income Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

Potential investors in Janus Adviser Flexible Income Fund should consider this information in making a long-term investment decision.